                                                            EXHIBIT 24.1


                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica") hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of shares of common stock of Transamerica to be issued in connection with the acquisition of Trans Ocean Ltd, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post-effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of August, 1996.


                                         /s/  FRANK C. HERRINGER
                                         ----------------------------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica") hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of shares of common stock of Transamerica to be issued in connection with the acquisition of Trans Ocean Ltd, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post-effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of August, 1996.


                                         /s/  EDGAR H. GRUBB
                                         ----------------------------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica") hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of shares of common stock of Transamerica to be issued in connection with the acquisition of Trans Ocean Ltd, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post-effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1996.


                                         /s/  BURTON E. BROOME
                                         ----------------------------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica") hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of shares of common stock of Transamerica to be issued in connection with the acquisition of Trans Ocean Ltd, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post-effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of August, 1996.


                                         /s/  ROBERT W. MATSCHULLAT
                                         ----------------------------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica") hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of shares of common stock of Transamerica to be issued in connection with the acquisition of Trans Ocean Ltd, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post-effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of August, 1996.


                                         /s/  TONI REMBE
                                         ----------------------------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica") hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of shares of common stock of Transamerica to be issued in connection with the acquisition of Trans Ocean Ltd, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post-effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1996.


                                         /s/  CHARLES R. SCHWAB
                                         ----------------------------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica") hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of shares of common stock of Transamerica to be issued in connection with the acquisition of Trans Ocean Ltd, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post-effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of August, 1996.


                                         /s/  FORREST N. SHUMWAY
                                         ----------------------------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica") hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of shares of common stock of Transamerica to be issued in connection with the acquisition of Trans Ocean Ltd, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post-effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29 day of August, 1996.


                                         /s/  PETER V. UEBERROTH
                                         ----------------------------------